UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022 (June 8, 2022)

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7008

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of the eBay Inc. (the “Company”) held on June 8, 2022, the Company’s stockholders voted on the following five proposals:

1.	The election of 9 director nominees each to serve as a member of the Board of Directors until the Company’s 2023 Annual Meeting of Stockholders and until his, her, or their respective successor has been elected and qualified (Proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2022 (Proposal 2);

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3);

4.	The approval of Amendment and Restatement of the Employee Stock Purchase Plan (Proposal 4); and
5.	The stockholder proposal regarding the right for stockholders to call a special meeting (Proposal 5).

The following is a summary of the matters voted on at the meeting.

1.	Proposal 1 – Election of Directors. Each of the 9 director nominees proposed by the Company was elected to serve until the Company’s 2023 Annual Meeting of Stockholders and until his, her, or their respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adriane M. Brown	429,814,671	28,420,839	1,494,420	43,308,526
Logan D. Green	447,091,322	11,134,042	1,504,566	43,308,526
E. Carol Hayles	447,959,641	11,596,244	174,045	43,308,526
Jamie Iannone	458,277,973	1,273,684	178,273	43,308,526
Kathleen C. Mitic	441,456,335	16,760,399	1,513,196	43,308,526
Paul S. Pressler	450,412,681	7,812,297	1,504,952	43,308,526
Mohak Shroff	458,355,448	1,208,842	165,640	43,308,526
Robert H. Swan	447,424,465	10,802,518	1,502,947	43,308,526
Perry M. Traquina	447,703,255	11,840,706	185,969	43,308,526

2.	Proposal 2 – Ratification of Independent Auditors. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
448,160,069	54,705,123	173,264	n/a

3.	Proposal 3 – Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
407,725,068	51,675,028	329,834	43,308,526

4.	Proposal 4 – Approve Amendment and Restatement of the Employee Stock Purchase Plan. The Company’s stockholders approved the Amendment and Restatement of the Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
453,572,431	5,953,872	203,627	43,308,526

5.

Proposal 5 – Stockholder Proposal Regarding Right to Call a Special Meeting.  The Company’s stockholders did not approve the stockholder proposal regarding the right for stockholders to call a special meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,698,582	234,373,277	658,071	43,308,526

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 14, 2022	By:	/s/ Molly C. Finn
	Name:	Molly C. Finn
	Title:	Vice President, Legal, Deputy General Counsel and Assistant Secretary